UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 17, 2012

Date of Report (Date of Earliest Event Reported)

Dakota Plains Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53390	20-2543857
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

294 Grove Lane East Wayzata, Minnesota	55391
(Address of Principal Executive Offices)	(Zip Code)

(952) 473-9950

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01      Changes in Registrant’s Certifying Accountant.

On April 17, 2012, our board of directors, upon recommendation by its audit committee, approved the engagement of BDO USA, LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. During the two most recent completed fiscal years and through the interim period to date, the company has not consulted with BDO with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K. Dakota Plains, Inc., which merged with and into our company as of March 23, 2012, and Dakota Petroleum Transport Solutions, LLC, an indirect subsidiary of our company, each previously engaged BDO USA, LLP as its certifying accountant for the fiscal years ended December 31, 2010 and 2011. DPTS Marketing, LLC, an indirect subsidiary of our company, previously engaged BDO USA, LLP with respect to the fiscal year ended December 31, 2011.

In connection with the approval of our company’s engagement of BDO USA, LLP, our board of directors has determined not to engage Child, Van Wagoner & Bradshaw, PLLC (“CVWB”) as our company’s independent registered public accounting firm effective as of the same date. Neither of CVWB’s reports on the financial statements of our company for each of the past two fiscal years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. During the two most recent fiscal years and the subsequent interim period preceding CVWB’s dismissal, there were no disagreements with CVWB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to CVWB’s satisfaction, would have caused CVWB to make reference to the subject matter in connection with its reports on the company’s financial statements for such periods. During the same periods, there were no reportable events of the type set forth in Item 304(a)(1)(v) of Regulation S-K.

We have provided CVWB with a copy of the disclosure under this Item 4.01 and CVWB has furnished a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements. A copy of the letter is attached to this current report on Form 8-K as Exhibit 16.1.

Item 9.01      Financial Statements and Exhibits.

(b)       Exhibits

16.1	Letter from Child, Van Wagoner & Bradshaw, PLLC dated April 18, 2012

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2012	DAKOTA PLAINS HOLDINGS, INC.

/s/ Timothy R. Brady
Timothy R. Brady
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing
16.1	Letter from Child, Van Wagoner & Bradshaw, PLLC dated April 18, 2012	Filed Electronically